UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
During the first quarter of 2018, Vector Group Ltd. (the “Company”) adopted Accounting Standards Updates (“ASU”) ASU 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (“ASU 2017-07”). ASU 2017-07 provides guidance that requires an employer to report the service cost component separate from the other components of net benefit pension costs. The Company adopted ASU 2017-07 during the first quarter of 2018 using a retrospective adoption method. Other than the revised statement of operations presentation, the adoption of ASU 2017-07 did not have an impact on the Company’s condensed consolidated financial statements. The Company is filing updated Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") to reflect the impact of the retrospective adoption as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure
Vector Group Ltd. has prepared materials for presentations to investors updated for the last twelve months ended March 31, 2018. The materials are furnished (not filed) as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures
The Company is also filing this Current Report on Form 8-K to revise previously reported non-GAAP financial measures to reflect the impact of its adoption of ASU 2017-07 during the first quarter of 2018 and the recasting of the Corporate and Other Segment to included the results of the Company's E-cigarette operations. All Non-GAAP financial measures and their reconciliations to GAAP measures have been presented as part of Exhibit 99.2. The Non-GAAP financial measures included in Exhibit 99.2 were previously reported in the Current Reports on Form 8-K, which were filed on March 1, 2018, November 24, 2017, November 7, 2017, August 4, 2017, May 5, 2017, March 1, 2017, and November 15, 2016.

Exhibits 99.2, 99.3 and 99.4 contain the Non-GAAP Financial Measures discussed below.
Tables 1 and 2 of Exhibit 99.2 contain information relating to the Company's Non-GAAP Financial Measures for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 and the three months ended December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017.

Non-GAAP Financial Measures include adjustments for purchase accounting associated with the Company's acquisition of its additional 20.59% interest in Douglas Elliman Realty, LLC, and the related purchase accounting adjustments, occurred prior to the beginning of each period presented. Non-GAAP Financial Measures also include adjustments for litigation related expenses and awards, settlements of long-standing disputes related to the Master Settlement Agreement (“MSA”) in the Tobacco segment, restructuring and pension settlement expense in the Tobacco segment, non-cash stock compensation expense (for purposes of Adjusted EBITDA only) and non-cash interest items associated with the Company's convertible debt.

Adjusted EBITDA, Adjusted Net Income, New Valley LLC Adjusted EBITDA, and Douglas Elliman Realty, LLC Adjusted EBITDA (hereafter referred to as “the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies. Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.

EBITDA is defined as Net Income before Interest, Taxes, Depreciation and Amortization. Adjusted EBITDA is EBITDA, as defined above, and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity in earnings (losses) on long-term investments, gains (losses) on sale of investment securities available for sale, equity in earnings (losses) from real estate ventures, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense (for purposes of Adjusted EBITDA only), litigation settlement and judgment expense, settlements of long-standing disputes related to the MSA, restructuring and pension settlement expense, gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges.

New Valley LLC (“New Valley”), the real estate subsidiary of the Company, owns real estate and 70.59% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments. New Valley LLC Adjusted EBITDA are defined as the portion of Adjusted EBITDA that relates to New Valley. New Valley's Adjusted EBITDA do not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words “could,” “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Condensed Consolidated Financial Statements and Exhibit

(c)	Exhibit.

Exhibit No.	Exhibit
99.1	Selected Financial Data and MD&A adjusted to reflect the adoption of ASU 2017-07.
99.2	Non-GAAP Financial Measures (furnished pursuant to Regulation FD).
99.3	Investor presentation of Vector Group Ltd. dated June 2018 (furnished pursuant to Regulation FD).
99.4	Fact Sheet of Vector Group Ltd. dated June 2018 (furnished pursuant to Regulation FD).
99.5	Fact Sheet of New Valley LLC dated June 2018 (furnished pursuant to Regulation FD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Sr. Vice President, Treasurer and Chief Financial Officer
Date: June 14, 2018